                               SENTRY FUND, INC.

            1800 NORTH POINT DRIVE O STEVENS POINT, WISCONSIN 54481

MESSAGE TO SHAREHOLDERS                                        DECEMBER 7, 1995

The performance of Sentry Fund continues to be strong which mirrors the performance of the U.S. economy. Our Fund's Investment Advisor provides the following overview and outlook:

"The US economy accelerated in the third quarter to a 4.2% real rate of growth. This compares to growth rates of 2.7% and 1.3%, respectively, in the first and second quarters. We believe the economy is solid and should continue to grow throughout 1996, albeit at a somewhat slower pace.

Inflation continues to be under control and we see no signs of any resurgence in the rate of inflation. After tightening monetary conditions in 1994, the Federal Reserve Board has eased in 1995 and we would expect further easing in 1996. The long Treasury Bond has declined in yield from near 8% at the start of the year to under 6.5% currently.

Given the benign economic outlook, controlled inflation and Federal
Reserve easing, the stock market has experienced an almost uninterrupted rise of 1,000 points during 1995. Although a pause could certainly be expected after a move of this magnitude, we believe the market will move higher in 1996."

In October of this year your Fund was recognized by a nationally syndicated column listing it as one of a select group of no-load funds with reasonable money management expenses and low initial deposit requirements for the small investor. Needless to say, we were very pleased with this recognition.

The chart below will provide you with a graphic over view of the Fund's performance for the past 10 years. With the exception of 1987 and 1990, all fiscal years reported have had positive growth. This illustrates the benefits of long-term investing in Sentry Fund.

On October 31, 1995, total net assets of Sentry Fund were $84.4 million. This is a $4.8 million increase from the $79.6 million reported last year.

Your account with us is most appreciated. Please feel free to contact us concerning any questions you may have regarding the Fund.

Sincerely,

DALE R. SCHUH
Dale R. Schuh

Chairman of the Board


Average Annual Total Return   *Periods Ended October 31, 1995
                     1 year           5 year        10 year
Sentry Fund           13.0%           14.2%           12.3%
S&P "500"             26.3%           17.1%           15.4%

**"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance, and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. When first organized in 1970, the Fund applied a sales charge to each share purchase. The Fund's sales charge was eliminated on March 1, 1991.
The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. This data is derived by Sentry Equity Services, Inc. and the Total Return includes Investment of all income.

INDEPENDENT ACCOUNTANTS' REPORT

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF SENTRY FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Sentry Fund, Inc., including the portfolio of investment securities, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sentry Fund, Inc. as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND LLP

Chicago, Illinois
November 29, 1995


                     1995 FEDERAL INCOME TAX INFORMATION

Long term capital gains are taxable to shareholders as long term capital gains, regardless of how long a person has been a shareholder. In order to avoid an excise tax on undistributed amounts, the Fund must declare by the end of the calendar year a dividend representing 98% of its ordinary income for the calendar year and 98% of its net capital gains for the period of November 1 of the previous year through October 31 of the current year. Capital gains and income distributions declared and made payable to shareholders of record before the end of the calendar year will be "deemed" to have been received by the shareholders on December 31 so long as the dividends are actually paid during January of the following year.

For individual tax information, shareholders should consult their own tax advisors.

                              SENTRY FUND, INC.


                      STATEMENT OF ASSETS AND LIABILITIES
                               October 31, 1995

ASSETS:
  Investments in securities, at
    market value (cost $57,360,929)              $83,910,574
  Cash                                               116,935
  Receivables:
    Investment securities sold                       457,500
    Dividends                                         63,258
                                                 -----------
    Total assets                                                   $84,548,267

LIABILITIES:
  Investment advisory fees                           162,289
  Transfer agent fees                                  2,156
  Custodian fees                                       1,482
  Professional services                                8,650
                                                 -----------
    Total liabilities                                                  174,577
                                                                   -----------
NET ASSETS                                                         $84,373,690
                                                                   ===========

ANALYSIS OF NET ASSETS:
  Capital shares                                                   $51,857,561
  Undistributed net investment income                                  473,835
  Undistributed net realized gain on
    sales of investments                                             5,492,649
  Unrealized appreciation on investments                            26,549,645
                                                                   -----------
  Net assets applicable to outstanding shares                      $84,373,690
                                                                   ===========

  Capital Shares Outstanding                                         5,179,457
                                                                   ===========

  Net Asset Value and
    Redemption and Offering Price per Share                             $16.29
                                                                        ======



                            STATEMENT OF OPERATIONS
                      For the Year Ended October 31, 1995


INVESTMENT INCOME:
  Income:
    Dividends                                    $1,389,925
    Interest                                        257,099
                                                 ----------
      Total investment income                                      $1,647,024

Expenses:
  Investment advisory fees                          609,977
  Transfer agent fees                                24,781
  Professional services                              12,507
  Printing, stationery and postage                    6,160
  Licenses and fees                                  17,435
  Directors' fees                                     3,000
  Other expenses                                     22,944
                                                 ----------
      Total expenses                                                  696,804
                                                                   ----------
        Net investment income                                         950,220
                                                                   ----------

NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:
  Net realized gain on sales of investments                         5,767,028
  Increase in unrealized appreciation
    of investments                                                  3,352,885
                                                                   ----------

  Net realized and unrealized gain
    on investments                                                  9,119,913
                                                                   ----------

  Net increase in net assets resulting
    from operations                                               $10,070,133
                                                                  ===========

                See accompanying notes to financial statements

                               SENTRYFUND, INC.

                     STATEMENTS OF CHANGES IN NET ASSETS
                For the Years Ended October 31, 1995 and 1994


                                                                        1995            1994
                                                                        ----            ----
OPERATIONS:
  Net investment income                                              $  950,220      $  919,248

  Net realized gain on sales of investments                           5,767,028       3,943,899

  Increase (decrease) in unrealized appreciation on investments       3,352,885      (1,189,105)
                                                                    -----------     -----------

  Net change in net assets resulting from operations                 10,070,133       3,674,042
                                                                    -----------     -----------

DISTRIBUTIONS:
  Dividends from net investment income                                 (891,072)     (1,081,076)

  Distributions of net realized gains                                (3,961,557)     (4,984,358)
                                                                    -----------     -----------

  Total distributions to shareholders                                (4,852,629)     (6,065,434)
                                                                    -----------     -----------

CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares                                    4,714,480       6,585,067

  Net asset value of shares issued to shareholders in
    reinvestment of distributions                                     4,805,308       6,006,955
                                                                    -----------     -----------
                                                                      9,519,788      12,592,022

  Cost of shares redeemed                                            (9,985,556)     (6,893,914)
                                                                    -----------     -----------

  (Decrease) increase in net assets derived from capital
      share transactions                                               (465,768)      5,698,108
                                                                    -----------     -----------

NET ASSETS:
  Total increase in net assets                                        4,751,736       3,306,716
  Beginning of year                                                  79,621,954      76,315,238
                                                                    -----------     -----------
  End of year (including undistributed net investment
    income of $473,835 and $414,687, respectively)                  $84,373,690     $79,621,954
                                                                    ===========     ===========

                See accompanying notes to financial statements


NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

   Sentry Fund, Inc. (Fund) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

   a. Security Valuation -- Securities traded on any national securities exchange or over-the-counter market are valued at the last reported sales price; short-term securities are stated at amortized cost, which approximates current value.

   b. Federal Income and Excise Taxes -- No provision for Federal income or excise taxes is considered necessary since the Fund intends to distribute to its shareholders substantially all of its taxable income, and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

   c. Investment Income and Security Transactions -- Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date and the record date, respectively. Interest income is recognized when earned. Realized gains and losses from securities transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

2. CAPITAL SHARES

   At October 31, 1995, there were 10,000,000 shares of $1 par value capital stock authorized. Transactions in capital stock for the years ended October 31, 1995 and 1994 were as follows:

                                                                                                  1995          1994
                                                                                                --------       --------
                Shares sold                                                                       312,285       437,630
                Shares issued to shareholders in reinvestment of distributions                    345,286       407,772
                                                                                                 --------      --------
                                                                                                  657,571       845,402
                Shares redeemed                                                                  (652,520)     (462,807)
                                                                                                 --------      --------
                  Net increase in shares outstanding                                                5,051       382,595
                                                                                                 ========      ========

3. PURCHASES AND SALES OF SECURITIES

   Purchases and sales of common stock during the year ended October 31, 1995 aggregated $20,368,130 and $29,704,280, respectively.

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

   Under terms of its investment advisory agreement with Sentry Investment Management, Inc., the Fund pays an advisory fee equal to .75% of the average daily net asset value of the Fund. However, under the terms of the agreement, if the total annual expenses of the Fund (excluding taxes, portfolio brokerage commissions and interest, but including investment advisory fees) exceed 1-1/2% of the first $30,000,000 and 1% of the balance of the average daily net asset value of the Fund in any one fiscal year, the investment adviser will reimburse the Fund for such excess. Expenses did not exceed the applicable limitation for the year ended October 31, 1995.

   Sentry Equity Services, Inc., (SESI), as principal underwriter of the Fund, paid $8,302 in commissions to sales representatives for the year ended October 31, 1995. In addition, SESI also acts as transfer agent and receives annual fees from the Fund of $8.50 per shareholder account.

   As of October 31, 1995, affiliates of Sentry Insurance and the Sentry
   401K Plan held 25% and 37%, respectively, of the Fund's outstanding capital stock.

5. DISTRIBUTIONS TO SHAREHOLDERS

   Net realized gains from security transactions are distributed to shareholders in the succeeding year, unless there are capital loss carryovers which may be applied against such realized gains. On December 21, 1994 and June 8, 1995, the Fund distributed $3,696,206 ($.71 per share) and $265,351 ($.05 per share) related to the prior fiscal year's net realized capital gains. Undistributed realized capital gains and net investment income as of October 31, 1995 will be paid out on December 19, 1995. On December 21, 1994, and June 8, 1995, the Fund distributed $572,651 ($.11 per share) and $318,421 ($.06 per share), respectively, from net investment income.

6. INCOME TAX INFORMATION

   Unrealized gains and losses on investment securities for both financial statement and Federal income tax purposes at October 31, 1995 were as follows:

                                                             1995
                                                           -----------
                   Gross unrealized gains                  $30,959,524
                   Gross unrealized losses                   4,409,879
                                                           -----------
                      Net                                  $26,549,645
                                                           ===========

   The aggregate investment cost for both financial statement and Federal income tax purposes at October 31, 1995 was $57,360,929.

FINANCIAL HIGHLIGHTS

   The following presents information relating to a share of capital stock of the Fund outstanding for the entire period:

                                                                               YEAR ENDED
                                                                               OCTOBER 31,
                                                       ---------------------------------------------------------
                                                        1995         1994         1993       1992         1991
                                                        ----         ----         ----       ----         ----
   Net Asset Value, Beginning of Period                $ 15.39      $ 15.93      $ 15.17     $ 15.34     $ 12.04
                                                       -------      -------      -------     -------     -------

   Income From Investment Operations
     Net Investment Income                                 .18          .18          .23         .29         .36
     Net Realized and Unrealized Gains
       on Investments                                     1.65          .53         1.12        1.03        3.95
                                                       -------      -------      -------     -------     -------
     Total from Investment Operations                     1.83          .71         1.35        1.32        4.31


  Less Distributions
    Dividends From Net Investment Income                  (.17)        (.22)        (.23)       (.35)       (.36)
    Distribution From Net Realized Gains                  (.76)       (1.03)        (.36)      (1.14)       (.65)
                                                       -------      -------      -------     -------     -------
  Total Distributions                                     (.93)       (1.25)        (.59)      (1.49)      (1.01)

  Net Asset Value End of Period                        $ 16.29      $ 15.39      $ 15.93     $ 15.17     $ 15.34
                                                       =======      =======      =======     =======     =======

  Total Return                                           12.97%        4.86%        9.17%       9.09%      37.59%

  Net Assets, End of Period (in Thousands)             $84,374      $79,622      $76,315     $69,454     $60,931
  Ratio of Expenses to Average Net Assets                  .86%         .86%         .87%        .88%        .84%
  Ratio of Net Investment Income to
    Average Net Assets                                    1.17%        1.19%        1.48%       1.95%       2.56%
  Portfolio Turnover Rate                                26.54%       16.31%       22.34%      12.58%       2.53%

PORTFOLIO OF INVESTMENT SECURITIES - October 31, 1995          SENTRY FUND, INC.

                                                                        VALUE
  SHARES                                                               (NOTE 1)
---------                                                              --------
            COMMON STOCKS (90.8%)
            BUSINESS & CONSUMER SERVICES (11.8%)
   25,000   American Greetings Corp. ..............................   $  787,500
   74,250   Analysts Int'l Corp. ..................................    2,199,656
   25,000   Deluxe Corp. ..........................................      671,875
   67,500 + FIServe, Inc. .........................................    1,738,125
   25,000   Block (H & R), Inc. ...................................    1,031,250
   75,000 + Jaco Electronics, Inc. ................................      993,750
  239,500 + Richey Electronics, Inc. ..............................    2,035,750
   39,500   Technalysis Corporation ...............................      478,938

            DRUG & HEALTH CARE (4.0%)
   41,200   Bristol-Myers Squibb Co. ..............................    3,141,500
   25,000 + Uromed Corp. ..........................................      265,625

            ELECTRICAL EQUIPMENT (2.5%)
   33,600   General Electric Co. ..................................    2,125,200

            ELECTRONICS (7.5%)
   40,000   Int'l. Business Machines Corp. ........................    3,890,000
  110,000 + Recoton Corp. .........................................    2,447,500

            ENERGY (7.2%)
   30,700 + Belden & Blake Corp. ..................................      445,629
   27,300   Cabot Oil & Gas Corp. .................................      365,137
  113,000 + Coho Energy, Inc. .....................................      579,125
   38,000 + Dual Drilling Co. .....................................      370,500
    5,000   Exxon Corporation .....................................      381,875
   15,000 + Newpark Resources, Inc. ...............................      238,125
   60,000 + Oceaneering International, Inc. .......................      570,000
  190,000 + Pool Energy Services Co. ..............................    1,757,500
   10,000   Texaco, Inc. ..........................................      681,250
   20,000   USX-Marathon Group ....................................      355,000
   12,675 + Weatherford Enterra, Inc. .............................      305,784

            FINANCIAL (13.0%)
   20,000   Boatmen's Bancshares, Inc. ............................      760,000
   50,000   First Financial Corp. (Wisc)...........................    1,068,750
   20,000   Firstar Corp. .........................................      707,500
   40,400   National City Corp. ...................................    1,247,350
  110,000   PNC Bank Corp. ........................................    2,887,500
   60,000 + Security Capital Corp. ................................    3,285,000
   45,000   Washington Federal, Inc. ..............................    1,029,375

            FOOD & RESTAURANT (12.9%)
   90,000 + Ihop Corp. ............................................    1,935,000
   45,000 + Int'l Dairy Queen Class A .............................      956,250
   65,000   Lancaster Colony Corp. ................................    2,161,250
  100,000   McDonald's Corp. ......................................    4,100,000
   70,000   Richfood Holdings, Inc. ...............................    1,750,000

            HOUSING (1.4%)
   75,000 + American Homestar Corp. ...............................    1,200,000

            LEISURE (0.3%)
   25,000   Arctco, Inc. ..........................................      281,250

            MANUFACTURING (1.9%)
   25,000 + Baldwin Piano & Organ Co. .............................      321,875
   53,900 + Medar, Inc. ...........................................      458,150
   50,000 + Plexus Corp. ..........................................      787,500

            RETAIL (9.2%)
   70,000   Baker (J), Inc. .......................................      402,500
   80,000 + Best Buy Co., Inc. ....................................    1,660,000
   20,000   CPI Corp. .............................................      365,000
   20,000 + Dress Barn, Inc. ......................................      195,000
   27,600   K Mart Corp. ..........................................      224,250
   50,000 + Mac Frugal's Bargain-Clothing, Inc. ...................      593,750
  150,000   Walgreen Company ......................................    4,275,000

            TOBACCO (9.2%)
   60,000   Philip Morris Cos., Inc. ..............................    5,070,000
   90,000   UST, Inc. .............................................    2,700,000

            TRANSPORTATION (9.9%)
   27,000 + Cherry Corp. The Class A ..............................      337,500
   10,000 + Cherry Corp. The Class B ..............................      135,000
   50,000 + Custom Chrome, Inc. ...................................    1,256,250
   36,000   Excel Industries, Inc. ................................      432,000
  120,000   Harley-Davidson, Inc. .................................    3,210,000
   50,000 + HI-LO Automotive, Inc. ................................      293,750
   10,000   Smith (A O) Corp. .....................................      207,500
  114,000 + Starcraft Automotive Corp. ............................      741,000
   66,800   Wabash National Corp. .................................    1,695,050
                                                                     -----------

            TOTAL COMMON STOCKS                                       76,586,894
            (Cost $50,037,249)                                       -----------



Principal
 Amount
---------
            SHORT-TERM SECURITIES (8.7%)
            COMMERCIAL PAPER - DISCOUNTED
  848,000   IBM Credit Corp.
              Note due 11/03/95                                          847,730
  991,000   Household Finance
              Note due 11/07/95                                          990,054
1,485,000   Household Finance
              Note due 11/10/95                                        1,482,872
  305,000   Norwest Financial, Inc.
              Note due 11/14/95                                          304,369
  726,000   General Electric Capital Corp.
              Note due 11/14/95                                          724,503
  847,000   Ford Motor Credit Corp.
              Note due 11/17/95                                          844,843
1,207,000   IBM Credit Corp.
              Note due 11/21/95                                        1,203,164
  930,000   Ford Motor Credit Corp.
              Note due 11/27/95                                          926,145
                                                                     -----------

            TOTAL SHORT-TERM SECURITIES                                7,323,680
            (Cost $7,323,680)                                        -----------

            TOTAL INVESTMENTS (99.5%)                                 83,910,574
            (Cost $57,360,929)

            CASH AND RECEIVABLES
              LESS LIABILITIES (0.5%)                                    463,116
                                                                     -----------

           NET ASSETS (100%)                                         $84,373,690
                                                                     ===========

+  Non-income producing security during the year ended October 31, 1995.

                See accompanying notes to financial statements

                                [SENTRY FUND, INC. LOGO]

  BOARD OF DIRECTORS

  Wayne R. Ashenberg
  Thomas R. Copps
  David W. Graebel
  Dale R. Schuh
  Steven J. Umland

  OFFICERS
  Dale R. Schuh, Chairman of the Board
  John A. Stenger, V.P.
  William M. O'Reilly, Secy.
  Thomas H. Weingarten, Treas.

  INVESTMENT ADVISOR
  Sentry Investment Management, Inc.
  Stevens Point, Wisconsin

  UNDERWRITER
  Sentry Equity Services, Inc.
  Stevens Point, Wisconsin

  CUSTODIAN
  Citibank, N.A.
  New York, New York

  LEGAL COUNSEL
  Godfrey & Kahn
  Milwaukee, Wisconsin

  INDEPENDENT AUDITORS
  Coopers & Lybrand L.L.P.
  Chicago, Illinois

This report has been prepared for the general information of shareholders of the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective Prospectus which contains details concerning sales charges and other pertinent information.

                              SENTRY FUND, INC.





                                                                         ANNUAL
                                                                         REPORT


                             - NO SALES CHARGES
                             - NO REDEMPTION FEES

                               OCTOBER 31, 1995